UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 18, 2000

                         BluePoint Linux Software Corp.
              (Exact  name  of  Registrant  as  specified  in  charter)

            Indiana                   0-25797                35-2070348
   (State  or  other  jurisdiction  (Commission           (I.R.S.  Employer
       of  incorporation)           File  Number)         Identification  No.)

          A301,  East-2,  SEG  Science  &  Industry  Park,  Huaqian  Road North,
                     Shenzhen,  Guangdong  Province,  China
                  (Address  of  principal  executive  offices)

Registrant's  telephone  number,  including  area  code:  011867553763137


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.  ACQUISITION  AND  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

Not  applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     (a) (1) On June 20, 2000 the Registrant changed accountants from Tubbs & Bartnick, P.A., 2300 Glades Rd., Ste. 415, Boca Raton, Florida 33413 to BDO International Certified Public Accountants, 111 Connaught Road Central, 29th Floor, Wing on Centre, Hong Kong; (852)254-5041.

                 (i) The Company decided not to reappoint Tubbs & Bartnick, P.A. as its independent accountant;

                 (ii) The financial statements reported on by Tubbs & Bartnick, P.A. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and theinterim period ended June 20, 2000;

                (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

                (iv)
                         (A) There were no disagreements related to accounting principles or practices, financial statement disclosure , or auditing scope or procedure during the past two fiscal years and the interim period ended June 20, 2000.

                         (B)     Not  applicable;

                         (C)     Not  applicable;

                         (D)     Not  applicable;  and

                         (E)     Not  applicable.

           (2) On June 20, 2000, the Registrant engaged BDO International Certified Public Accountants as its independent accountants.

                  (i) The Registrant did not consult with BDO International Certified Public Accountants, its new independent accountants, regarding any matter prior to its engagement; and

                  (ii)     Not  applicable.

           (3) The Registrant has provided to Tubbs & Bartnick, P.A, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Tubbs & Bartnick, P.A, addressed to the Commission, confirming the statements made by the Registrant in this Item
4. A copy  of  such  letter  is  attached  hereto.

     (b)     Not  applicable.

ITEM  5.  OTHER  EVENT.

Not  applicable.

ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS.

Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     Not  applicable.

     (b)     Not  applicable.

     (c) Exhibit "A". Letter from Tubbs & Bartnick, P.A. regarding change of registrant's accountancy.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

Not  applicable.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  July  18,  2000


                              Bluepoint  Linux  Software  Corp.


                              By:/s/Yu  Deng


                              By:/S________________________________________
                              Yu  Deng,  President,  Chairman  of the Board





                                   Exhibit "A"


July  17,  2000

Securities  and  Exchange  Commission
450  Fifth  Street  N.W.
Washington,  D.C.  20549

RE:  BluePoint  Linux  Software  Corp.

Dear  Sir/Madam:

Pursuant  to  the  request  of  the  above  referenced  Company, we affirm that:

     (1) We have read the Company's response to Item 4 of Form 8-K/A dated July 17, 2000; and

     (2)     We  agree  with  the  response.




                                                   Sincerely,



                                                   By:/S____________________
                                                   Tubbs  &  Bartnick,  P.A.